FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of June 19, 2009, by and among TEXAS INDUSTRIES, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the financial institutions named on the signature pages hereto (the “Lenders”).

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of June 19, 2009 (the “Credit Agreement”) (capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement);

WHEREAS, the Borrower and the Lenders desire to amend certain terms of the Credit Agreement and have agreed to such amendments on the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

Section 1.               Amendments.  Effective as of the Effective Date (defined below), the Credit Agreement is hereby amended as follows:

1.1.           Amendments to Voting Rights.

(a)           Amendment to Section 9.10 of the Credit Agreement.  Section 9.10 of the Credit Agreement is amended to amend and restate clause (a)(iii) thereof in its entirety as follows:

(iii) if approved, authorized or ratified in writing by the Required Lenders, provided, that a release of the Administrative Agent’s Lien on all or substantially all of the Collateral shall require the written approval of all Lenders pursuant to Section 10.01(j);

(b)           Amendment to Section 10.01 of the Credit Agreement.  Section 10.01 of the Credit Agreement is amended to add the following clauses after clause (g) thereof:

(h) amend the definition of “Borrowing Base” without the written consent of each Lender;

(i) increase any of the advance rates set forth in the definitions of “Accounts Formula Amount”, “Inventory Formula Amount” or “Rolling Stock Formula Amount” without the written consent of each Lender; or

(j) release all or substantially all of the Collateral without the written consent of each Lender;

1.2           Amendments Regarding Defaulting Lenders.

(a)           Amendment to Section 2.09 of the Credit Agreement.  Section 2.09 of the Credit Agreement is amended to add the following sentence to the end of clause (a) thereof:

Notwithstanding anything to the contrary herein, no Commitment Fee shall be payable to any Defaulting Lender with respect to any period of time during which it is a Defaulting Lender.

(b)           Amendment to Section 2.12 of the Credit Agreement.  Section 2.12 of the Credit Agreement is amended to add the following two sentences to the end of clause (a) thereof:

Notwithstanding the foregoing, the Administrative Agent may (but is not required to), in its discretion, retain any payments or other funds received by the Administrative Agent that are to be provided to a Defaulting Lender hereunder, and may apply such funds to such Lender’s defaulted obligations, hold such funds as collateral for such Lender's defaulted obligations, or readvance the funds to the Borrower in accordance with this Agreement.  A Defaulting Lender shall not be entitled to any interest on any amounts held by the Administrative Agent pursuant to the preceding sentence.

1.3.           Amendments to Bank Product Reserve and Waterfall.

(a)           Amendment to Section 1.01 of the Credit Agreement.  Section 1.01 of the Credit Agreement is amended to amend and restate clause (ii) of the defined term “Secured Obligations” in its entirety as follows:

(ii) the estimated maximum dollar amount of obligations arising thereunder (“Bank Product Amount”), and

(b)           Amendment to Section 8.03 of the Credit Agreement.  Section 8.03 of the Credit Agreement is amended to amend and restate clauses Second, Fourth and Sixth thereof in their entirety as follows:

Second, to payment of that portion of the Secured Obligations constituting fees, indemnities and other amounts (other than principal, interest, Letter of Credit Fees, Cash Management Obligations and Swap Obligations) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer (including fees and time charges for attorneys who may be employees of any Lender or the L/C Issuer) and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans and L/C Borrowings, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Fourth held by them;

Sixth, to payment of the remaining portion of the Secured Obligations (including Cash Management Obligations and Swap Obligations), ratably among the Lenders in proportion to the respective amounts described in this clause Sixth held by them; and

Section 2.               Effectiveness.  This Amendment shall be effective automatically and without the necessity of any further action when the Administrative Agent has received (a) counterparts hereof duly executed by the Borrower and each Lender and (b) a consent executed by the Guarantors pursuant to which each Guarantor consents to the amendment of the Credit Agreement contemplated hereby and reaffirms its obligations under the Guaranty (such date, the “Effective Date”).

Section 3.               Reaffirmation of Representations and Warranties.  To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that, except to the extent such representations and warranties specifically refer to an earlier date, each representation and warranty of the Borrower contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the date hereof and after giving effect to the amendments set forth herein.

Section 4.               Miscellaneous.

4.1           Reaffirmation of Loan Documents; Liens.  All of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  The Borrower agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the Obligations or the Liens securing payment and performance thereof.

4.2           Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3           Counterparts.  This Amendment may be executed in counterparts, and all parties need not execute the same counterpart.  Facsimiles shall be effective as originals.

4.4           Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.5           Headings.  The headings and captions used in this Amendment are for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.6           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of Texas.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:

TEXAS INDUSTRIES, INC., a Delaware corporation

By:	/s/ Sharon Ellis
Name:	Sharon Ellis
Title:	Treasurer

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Joy L. Bartholomew
Name:	Joy L. Bartholomew
Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Joy L. Bartholomew
Name:	Joy L. Bartholomew
Title:	Senior Vice President

UBS LOAN FINANCE, as a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender

By	: /s/ Greg Campbell
Name:	Greg Campbell
Title:	Vice President

COMERICA BANK, as Co-Documentation Agent and as a Lender

By:	/s/ Catherine Young
Name:	Catherine Meister Young
Title:	Vice President

SUNTRUST BANK, as a Lender

By:	/s/ J Haynes Gentry III
Name:	J Haynes Gentry, III
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew Kasper
Name:	Matthew Kasper
Title:	Assistant Vice-President

CAPITAL ONE, N.A., as a Lender

By:	/s/ Mary Jo Hoch
Name:	Mary Jo Hoch
Title:	Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Maura Fitzgerald
Name:	Maura Fitzgerald
Title:	Vice President

CONSENT OF GUARANTORS

Each Guarantor hereby consents and agrees to the amendment of the Credit Agreement pursuant to this Amendment and further agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against it in accordance with the terms thereof.

BROOKHOLLOW CORPORATION
BROOK HOLLOW PROPERTIES, INC.
BROOKHOLLOW OF ALEXANDRIA, INC.
BROOKHOLLOW OF VIRGINIA, INC.
SOUTHWESTERN FINANCIAL
CORPORATION
CREOLE CORPORATION
PARTIN LIMESTONE PRODUCTS, INC.
RIVERSIDE CEMENT HOLDINGS COMPANY
TXI AVIATION, INC.
TXI CEMENT COMPANY
TXI RIVERSIDE INC.
TXI TRANSPORTATION COMPANY
TXI CALIFORNIA INC.
PACIFIC CUSTOM MATERIALS, INC.
TXI POWER COMPANY
TEXAS INDUSTRIES HOLDINGS, LLC
TEXAS INDUSTRIES TRUST
TXI LLC
TXI OPERATING TRUST

By:	/s/ Sharon Ellis
Name:	Sharon Ellis
Title:	Treasurer

RIVERSIDE CEMENT COMPANY

By:	/s/ Sharon Ellis
Name:	Sharon Ellis
Title:	Treasurer

TXI OPERATIONS, LP

By:	TXI Operating Trust, its general partner

By:	/s/ Sharon Ellis
Name:	Sharon Ellis
Title:	Treasurer